SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                           PROXY STATEMENT PURSUANT TO
                              SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:_______________________
    (2)  Form, Schedule or Registration Statement No.:_______________________
    (3)  Filing Party:_______________________
    (4)  Date Filed:_______________________


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                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                                    [ ], 2007


Dear Member:

                  On behalf of the Board of Managers (the "Board") of Excelsior Absolute Return Fund of Funds, LLC (the "Fund"), it is my pleasure to invite you to attend a Special Meeting (the "Meeting") of Members of the Fund ("Members"). The Meeting will be held at 10:00 a.m. (Eastern Standard time) on March 15, 2007, at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut 06905. The formal notice of the Meeting and related materials are enclosed.

                  As you may know, The Charles Schwab Corporation ("Schwab") has entered into an agreement to sell its subsidiary, U.S. Trust Corporation ("U.S. Trust"), to the Bank of America Corporation ("Bank of America"), along with all of U.S. Trust's subsidiaries, including U.S. Trust Hedge Fund Management, Inc., the investment adviser (the "Adviser") of Excelsior Absolute Return Fund of Funds Master Fund, LLC (the "Master Fund"), in which the Fund invests substantially all of its assets (the "Sale").

                  The change in control of the Adviser resulting from the Sale will cause the automatic termination of the Master Fund's current investment advisory agreement with the Adviser (the "Current Agreement"), in accordance with its terms. Thus, for the Adviser to continue to provide investment advisory services to the Master Fund after the Sale, the Master Fund must enter into a new investment advisory agreement with the Adviser. On January 12, 2007, the Board of Managers of the Master Fund (the "Master Fund Board") approved a new investment advisory agreement with the Adviser to become effective upon, and subject to, the Sale (the "New Agreement"). The New Agreement, which is identical in all material respects to the Current Agreement except for the term and date of its effectiveness, also is subject to approval by members of the Master Fund, including the Fund, before it can become effective.

                  In approving the New Agreement, the Board received representations from the Adviser and Bank of America that no material adverse impact on the daily operations of the Fund or the Master Fund or the nature or quality of the investment advisory activities provided to the Fund or the Master Fund by the Adviser is expected to arise as a result of being affiliated with Bank of America. Although the ownership of the Adviser will change upon completion of the Sale, the Board was advised that the Adviser and Bank of America did not anticipate any changes to the investment personnel responsible for managing the Master Fund's portfolio. The Master Fund's, and thus the Fund's, investment objective and investment program will not be affected by the Sale, and your interest in the Fund, your capital account and fees payable by the Fund will not be affected by the transaction.

                  At the Meeting, Members will vote on a proposal to approve the New Agreement. Members also will vote on a proposal to elect four nominees proposed by the Board to serve as Managers of the Fund and to serve as members of the Master Fund Board.

                  The enclosed Proxy Statement describes in detail the proposals that will be considered at the Meeting and solicits your proxy to be voted on those proposals. We urge you to review carefully the enclosed Proxy Statement.

                  The Board unanimously recommends that you vote "FOR" approval of the New Agreement and that you also vote "FOR" each of the nominees for Manager listed on the enclosed proxy card to serve as Managers of the Fund and as members of the Master Fund Board.

                  You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on January 12, 2007. If you attend the Meeting, you may vote in person. Whether or not you intend to attend the Meeting, you can vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) by using the Internet if you want to vote electronically; or (iii) by using your touch-tone telephone. (Please see the questions and answers below, as well as your proxy card, for additional instructions on how to vote.) If you do vote electronically or by telephone, you do not need to mail your proxy card. However, if you want to later change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

                  To help you understand the matters upon which Members are being asked to vote, we have attached the following questions and answers regarding the proposals. They are designed to help answer questions you may have and to help you cast your votes, and are being provided as a supplement to, not as a substitute for, the Proxy Statement, which we urge you to review carefully.

                  Please feel free to call us at (203) 352-4400 if you have any questions regarding voting procedures.

                  WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR VOTES BE REPRESENTED. TO ENSURE THAT HAPPENS, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED BY MAIL OR VOTE OVER THE INTERNET OR BY TOUCH-TONE TELEPHONE.


                  Thank you for your confidence and support.




                                    Very truly yours,

                                    EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC

                                    /s/ David R. Bailin
                                    -----------------------------------------
                                    Name: David R. Bailin
                                    Title:  Manager

                              QUESTIONS AND ANSWERS

                  AT THE SPECIAL MEETING OF MEMBERS ("MEMBERS") OF EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC (THE "FUND") TO BE HELD ON MARCH 15, 2007, MEMBERS WILL HAVE THE OPPORTUNITY TO VOTE ON TWO PROPOSALS RELATING TO THE FUND. WE RECOMMEND THAT YOU CAREFULLY READ THE ENCLOSED PROXY STATEMENT, WHICH DESCRIBES THE PROPOSALS IN DETAIL. THE FOLLOWING "QUESTIONS AND ANSWERS" ARE PROVIDED AS A SUPPLEMENT TO THE PROXY STATEMENT AND TO ANSWER QUESTIONS YOU MAY HAVE.

WHY IS THE FUND HOLDING A SPECIAL MEETING OF MEMBERS?

                  On November 20, 2006, the Charles Schwab Corporation ("Schwab") announced an agreement to sell its subsidiary, U.S. Trust Corporation ("U.S. Trust"), to the Bank of America Corporation ("Bank of America"), along with all of U.S. Trust's subsidiaries, including U.S. Trust Hedge Fund Management, Inc., the investment adviser (the "Adviser") of Excelsior Absolute Return Fund of Funds Master Fund, LLC (the "Master Fund"), in which the Fund invests substantially all of its assets (the "Sale").

                  The change in control of U.S. Trust resulting from the Sale will result in the automatic termination of the Master Fund's current investment advisory agreement with the Adviser (the "Current Agreement"), in accordance with its terms. Thus, for the Adviser to continue provide investment advisory services to the Master Fund after the Sale, the Master Fund must enter into a new investment advisory agreement with the Adviser.

                  On January 12, 2007, the Board of Managers of the Master Fund (the "Master Fund Board"), which is comprised of the same persons as the Fund's Board of Managers (the "Board") approved a new investment advisory agreement with the Adviser to become effective upon, and subject to, the Sale (the "New Agreement"). The New Agreement is identical in all material respects to the Current Agreement except for the term and date of its effectiveness. The New Agreement is also subject to approval by members of the Master Fund, including the Fund, before it can become effective.

                  The Fund will vote the Master Fund interest it holds in accordance with the voting instructions it receives from the Fund's members ("Members"). Accordingly, the Board has called a Special Meeting of Members to be held on March 15, 2007 (the "Meeting") to allow Members to vote on the New Agreement. Members also will vote on a proposal to elect four nominees proposed by the Board to serve as Managers of the Fund, and as members of the Master Fund Board.

HOW WILL THE SALE AND THE NEW AGREEMENT AFFECT ME AS A MEMBER OF THE FUND?

                  The Sale will result in a change in ownership of U.S. Trust, the parent of the Adviser. In approving the New Agreement, the Board received representations from the Adviser and Bank of America that no material adverse impact on the daily operations of the Fund or the Master Fund or the nature or quality of the investment advisory activities provided to the Fund or the Master Fund by the Adviser is expected to arise as a result of being affiliated with Bank of America. Although the ownership of the Adviser will change upon completion of the Sale, the Board was advised that the Adviser and Bank of America did not anticipate any changes to the investment personnel responsible for managing the Master Fund's portfolio. The Master Fund's, and thus the Fund's, investment objective and investment program will not be affected by the Sale, and your interest in the Fund, your capital account and fees payable by the Fund will not be affected by the transaction.

WHY ARE MEMBERS VOTING TO ELECT MANAGERS OF THE FUND AND MEMBERS OF THE MASTER FUND BOARD?

                  The Board, which is comprised of four Managers, is responsible for supervising the business and affairs of the Fund. The four nominees proposed by the Board currently are Managers of the Fund. One person now serving as a Manager was elected to that position by action of the Board to fill a vacancy created by the resignation of another Manager. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), if one of the previously-elected Managers were to resign (or become unable to serve), it would be necessary to call a special meeting of Members to elect a person to fill the vacancy. Thus, the election of the nominee Managers at the Meeting may help avoid the need to call a special meeting of Members in the future, and the related costs of such a meeting.

                  The same persons who serve on the Board also serve on the Master Fund Board, and are standing for election as members of the Master Fund Board. The Fund will vote the Master Fund interest it holds in accordance with Members' votes on the election for Managers of the Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

                  THE BOARD HAS CAREFULLY CONSIDERED BOTH OF THE PROPOSALS THAT WILL BE VOTED ON AT THE MEETING AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW AGREEMENT AND "FOR" EACH OF THE NOMINEES FOR MANAGER LISTED ON THE ENCLOSED PROXY CARD TO SERVE AS MANAGERS OF THE FUND AND AS MEMBERS OF THE MASTER FUND BOARD.

HOW CAN I VOTE?

                  Whether or not you attend the Meeting, you may vote by using one of the following options:

                    o BY MAIL: Mark, sign and date the enclosed proxy card and return it in the enclosed envelope.

                    o BY TELEPHONE: Call toll-free at 1-888-221-0697 to vote by phone. Have your control number (located on the signature side of your proxy card) available for reference. Follow the recorded instructions. Do not mail the paper proxy card.

                    o BY INTERNET: Log on to www.proxyweb.com. Have the enclosed proxy card available for reference. Follow the on-screen instructions. Do not mail the paper proxy card.

                  If you attend the Meeting, you may vote in person.

                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                          TO BE HELD ON MARCH 15, 2007

To Members:

            A Special Meeting of Members ("Members") of Excelsior Absolute Return Fund of Funds, LLC (the "Fund") will be held on March 15, 2007, at 10:00 a.m. (Eastern Standard time) at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut 06905 (the "Meeting").

            The Meeting is called for the following purposes:

1. to approve a new Investment Advisory Agreement between Excelsior Absolute Return Fund of Funds Master Fund, LLC (the "Master Fund") and U.S. Trust Hedge Fund Management, Inc. (the "Adviser") to become effective upon completion of the sale of U.S. Trust Corporation ("U.S. Trust") to the Bank of America Corporation (the "New Agreement");

2. to elect four persons to serve as members of the Board of Managers of the Fund (the "Board") and as members of the Board of Managers of the Master Fund (the "Master Fund Board"); and

3.   to transact such other business as may properly come before the Meeting.


              These   proposals   are   discussed  in  greater   detail  in  the
accompanying Proxy Statement.

            You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on January 12, 2007. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) by using the Internet if you want to vote electronically; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted "FOR" approval of the New Agreement and "FOR" each of the persons nominated to serve as members of the Board and the Master Fund Board.

              The Fund will furnish, without charge, copies of its most recent annual report and subsequent semi-annual report to Members upon request. Please call (203) 352-4400 or write to Excelsior Absolute Return Fund of Funds, LLC, 225 High Ridge Road, Stamford, Connecticut 06905, Attn: Peggy Lynn, to request copies of these reports. You may also view or obtain these documents from the SEC (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and

Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549,(duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.


              If you have any questions, please call the Fund at (203) 352-4400.

                                                             By Order of the
                                                             Board of Managers


EACH MEMBER'S VOTE IS IMPORTANT. THE MEETING MAY BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF A QUORUM IS NOT PRESENT. IN THAT EVENT, THE FUND WILL CONTINUE TO SOLICIT PROXIES IN AN ATTEMPT TO OBTAIN A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE IN ONE OF THREE WAYS: (I) BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE; (II) BY USING THE INTERNET IF YOU WANT TO VOTE ELECTRONICALLY; OR (III) BY USING YOUR TOUCH-TONE TELEPHONE. PLEASE SEE YOUR PROXY CARD, FOR ADDITIONAL INSTRUCTIONS ON HOW TO VOTE.

                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC
                               225 HIGH RIDGE ROAD
                               STAMFORD, CT 06905

                           SPECIAL MEETING OF MEMBERS
                          TO BE HELD ON MARCH 15, 2007


                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------


              This Proxy Statement is being furnished to members ("Members") of Excelsior Absolute Return Fund of Funds, LLC (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of United States Trust Company, National Association ("USTC, NA"), 225 High Ridge Road, Stamford, Connecticut 06905 on March 15, 2007, at 10:00 a.m. (Eastern Standard time). Your proxy may also be voted at any adjournment of the Meeting.

              In addition to soliciting proxies by mail, officers of U.S. Trust Hedge Fund Management, Inc., the investment adviser (the "Adviser") of Excelsior Absolute Return Fund of Funds Master Fund, LLC (the "Master Fund"), in which the Fund invests substantially all of its assets, and personnel of UST Advisers, Inc. and USTC, NA, may solicit proxies by telephone or in person, without special compensation. The Adviser has retained ADP, a third party solicitor, to solicit proxies from Members. ADP may solicit proxies in person, by Internet or by telephone. The Adviser expects to pay approximately $3,774 to ADP in connection with the solicitation. The fee and expenses of the proxy solicitor, as well as all other costs associated with the solicitation of proxies and of the Meeting, are being paid by the Adviser.

              At the Meeting, Members will vote on a proposal to approve a new Investment Advisory Agreement between the Adviser and the Master Fund (the "New Agreement"), to become effective upon the sale of U.S. Trust Corporation ("U.S. Trust"), the parent company of the Adviser, to the Bank of America Corporation ("Bank of America") (PROPOSAL 1). Members also will be voting to elect four persons to serve as members of the Board and as members of the Board of Managers of the Master Fund (the "Master Fund Board") (PROPOSAL 2 and collectively, the "Proposals"). Each of the nominees for election currently serves as a member of the Board (a "Manager") and as a member of the Master Fund Board.

              All properly-executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such executed proxies will be voted "FOR" each of the Proposals. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted. Proxies voted by telephone or over the Internet may be revoked at any time before they are voted, in the same manner that proxies voted by mail may be revoked. In addition, any Member who attends the Meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See "Voting Information - Revocation of Proxies and Abstentions."

              If a quorum is not present at the Meeting or if sufficient votes have not been obtained to approve the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See "Voting Information - Adjournments."

              The close of business on January 12, 2007 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

                  Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total value of the capital accounts of all Members was [$___________].

              This Proxy Statement is first being mailed to Members on or about February 8, 2007.

              Copies of the Fund's most recent annual report and subsequent semi-annual report to Members are available upon request, without charge, by calling (203) 352-4400 or writing to Excelsior Absolute Return Fund of Funds, LLC, 225 High Ridge Road, Stamford, Connecticut 06905, Attn: Peggy Lynn. You may also view or obtain these documents from the SEC (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549,(duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

              As of the Record Date, there were no Members owning of record or known by the Fund to own beneficially 5% or more of the outstanding limited liability company interests in the Fund ("Interests"). None of the Managers holds any outstanding Interests. As of the Record Date, the Adviser and its affiliates (together, the "Adviser Affiliates") beneficially owned less than 1% of the outstanding Interests.


--------------------------
(1) An investment percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The investment percentage of each Member was most recently established on December 31, 2006, and was determined by dividing the balance of each Member's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members for each fiscal period equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

                                TABLE OF CONTENTS
                                                                          PAGE

I.    Proposals for Member Approval............................................1

      Proposal 1 -Approval of the New Investment Advisory Agreement............1

      Proposal 2 - Election of Managers.......................................10

II.   Voting Information .....................................................19

III.  Other Matters and Additional Information................................20

I. PROPOSALS FOR MEMBER APPROVAL
   -----------------------------

                                   PROPOSAL 1

                APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

              INTRODUCTION.

              On November 20, 2006, the Charles Schwab Corporation ("Schwab") announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to Bank of America. The transaction (the "Sale") is subject to Federal Reserve Board and other regulatory approvals, as well as, in the case of Bank of America's obligation to complete the Sale, the approval of a new investment advisory agreement for the Master Fund with the Adviser. If approved, the Sale will result in Bank of America owning U.S. Trust and all of its subsidiaries, including the Adviser.

              As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the change in control of the Adviser resulting from the Sale will cause the automatic termination of the Master Fund's current investment advisory agreement with the Adviser (the "Current Agreement"), in accordance with its terms. Thus, the Master Fund must enter into a new investment advisory agreement with the Adviser for the Adviser to continue to serve as investment adviser of the Master Fund after the Sale.

              At a meeting on January 12, 2007, the Master Fund Board and all of the members of the Master Fund Board who are not "interested persons," as defined by the 1940 Act, of the Master Fund (the "Independent Managers of the Master Fund") who were present at such meeting, approved a new investment advisory agreement with the Adviser to become effective upon the Sale (the "New Agreement"). To become effective, the New Agreement must also be approved by members of the Master Fund, including the Fund.

              The New Agreement is identical in all material respects to the Current Agreement except for the term and date of its effectiveness. A copy of the New Agreement is contained in Exhibit 1 to this Proxy Statement.

              1940 ACT REQUIREMENTS.

              As required by the 1940 Act, the Current Agreement provides for its automatic termination in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder). An "assignment," as defined by the 1940 Act, is deemed to include any change of control of the Adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Master Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company.

              The Sale will result in a change in control of the Adviser because Bank of America will become the owner of U.S. Trust, the parent of the Adviser. Therefore, the Sale will result in a termination of the Current Agreement, and the approval of the New Agreement by members of the Master Fund is required for the Adviser to continue to provide investment advice to the Master Fund after the Sale. If the New Agreement is approved by members of the Master Fund but the Sale is not consummated, the Adviser will serve as investment adviser under the New Agreement, which would become effective upon the later of approval by members of the Master Fund or termination of the stock purchase agreement between Schwab and Bank of America. In the event the New Agreement is not approved and the Sale is consummated, the Master Fund Board will promptly consider what appropriate action to take that is in the best interests of the Master Fund and its members. Such action may include, but is not limited to, seeking a new investment adviser, other than the Adviser, subject to any required approval by the members of the Master Fund or liquidating the Master Fund. If the New Agreement is not approved and the Sale is not consummated, the Adviser will continue to serve as investment adviser to the Master Fund under the current investment advisory agreement.

            In connection with the vote on the New Agreement by members of the Master Fund, the Fund will vote its interest in the Master Fund proportionately for and against approval in accordance with the votes of Members at the Meeting for and against the proposal to approve the New Agreement.

            If the New Agreement is approved by members of the Master Fund, the New Agreement will become effective upon consummation of the Sale and will have an initial term expiring not more than two years from the date of execution of the New Agreement. The New Agreement may continue in effect from year to year after its initial term, provided that such continuance is approved annually by:
(i) the Master Fund Board; or (ii) the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; and, that, in either event, such continuance also is approved by a majority of the Independent Managers of the Master Fund, by vote cast in person at a meeting called for the purpose of voting on such approval.

              In anticipation of the Sale and to help assure continuity in investment advisory services provided to the Master Fund should the Sale be consummated, the Master Fund Board held an in-person meeting on January 12, 2007 to consider the potential implications of the Sale to the Master Fund and to consider the New Agreement pursuant to which the Adviser would continue to provide investment advisory and other services to the Master Fund after the Sale. After careful consideration of these matters, and evaluation of the factors described below under "Board Consideration," the Master Fund Board, and all of the Independent Managers of the Master Fund who were present at such meeting, approved the New Agreement and directed that the New Agreement be submitted to the members of the Master Fund, including the Fund, for approval. THE TERMS OF THE NEW AGREEMENT ARE IDENTICAL IN ALL MATERIAL RESPECTS TO THE TERMS OF THE CURRENT AGREEMENT EXCEPT FOR THE TERM AND DATE OF ITS EFFECTIVENESS.

              In connection with the Sale,  Schwab and Bank of America intend to use reasonable best efforts to ensure that they comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser of an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person," as defined by the 1940 Act, of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or the holders of its securities (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Board is not aware of any circumstances relating to the Sale that might result in an unfair burden being imposed on the Fund or the Master Fund.

               The second condition of Section 15(f) is that, during the three-year period following consummation of a transaction, at least 75% of the investment company's board must not be "interested persons," as defined by the 1940 Act, of the investment adviser or predecessor adviser of the investment company. With respect to this second condition, three of the four Managers and members of the Master Fund Board are not "interested persons" of the Adviser or Bank of America. Thus, the Board and the Master Fund Board currently satisfy the 75% requirement. Bank of America has agreed with Schwab to use reasonable best efforts, to the extent within its control or that of its affiliates, to comply with Section 15(f) of the 1940 Act. Specifically, Bank of America has agreed with Schwab to use reasonable best efforts to assure that (1) no more than 25% of the Board and the Master Fund Board are "interested persons" of Bank of America or the Adviser for a period of not less than three years after the closing of the Sale and (2) for a period of not less than two years after the closing of the Sale not to impose an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on the Master Fund or the Fund as a result of the transactions contemplated by the Sale.

               THE ADVISER.

               The Adviser is a wholly-owned subsidiary of U.S. Trust and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Through its subsidiaries, U.S. Trust provides investment management, fiduciary, financial planning and private banking services to affluent individuals, families and institutions nationwide. Headquartered in New York City, U.S. Trust and its subsidiaries have thirty-nine offices throughout the United States.

               U.S. Trust (114 W. 47th Street, New York, NY 10036) is a subsidiary of Schwab (101 Montgomery Street, San Francisco, CA 94104) and is a financial holding company registered under Federal law and incorporated in New York. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Schwab, through its principal brokerage subsidiary, Charles Schwab & Co., Inc., is one of the nation's largest financial services firms, serving investors through the Internet, investor centers, regional customer telephone service centers and automated telephonic channels.

               The following chart sets forth the name, address and principal occupation of the principal executive officers and directors of the Adviser and of each employee of the Adviser who is also an officer or Manager of the Fund:


NAME                             ADDRESS                           PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------
Robert F. Aufenanger             225 High Ridge Road               Chief Financial Officer and
                                 Stamford, CT  06905               Treasurer
-----------------------------------------------------------------------------------------------------

Spencer Boggess                  225 High Ridge Road               President and Chief Executive
                                 Stamford, CT  06905               Officer
-----------------------------------------------------------------------------------------------------
David R. Bailin                  225 High Ridge Road               Chairman and Director
                                 Stamford, CT  06905
-----------------------------------------------------------------------------------------------------
Leo A. Gardella                  225 High Ridge Road               Senior Vice President and Director
                                 Stamford, CT  06905
-----------------------------------------------------------------------------------------------------
Nicola Knight                    114 W. 47th Street                Chief Legal Officer
                                 New York, New York 10036
-----------------------------------------------------------------------------------------------------
Mohan Badgujar                   225 High Ridge Road               Vice President
                                 Stamford, CT  06905
-----------------------------------------------------------------------------------------------------


               As of October 31, 2006, the Adviser had approximately $548 million in aggregate assets under management.

              INFORMATION CONCERNING BANK OF AMERICA.

              Bank of America is a financial  services holding company organized as a Delaware corporation. Bank of America provides a diverse range of financial services and products. Bank of America, headquartered in Charlotte, North Carolina, operates in 29 states and the District of Columbia and has offices located in 150 foreign countries. Bank of America provides a diversified range of banking and certain nonbanking financial services and products both domestically and internationally through five business segments, one of which is Global Wealth & Investment Management ("GWIM)". The GWIM division provides investment, fiduciary and comprehensive banking and credit expertise to individual and institutional clients located across the United States and throughout the world. As of December 31, 2006 GWIM's assets under management were approximately $542.9 billion.

              INFORMATION ABOUT THE SALE.

              The Sale is expected to be consummated in the third quarter of 2007, but could occur later depending upon regulatory approvals and satisfaction of other conditions and is subject to continued negotiation by Bank of America and Schwab. The closing of the Sale is subject to: (i) the approval of new investment advisory agreements by the boards and shareholders of each of the mutual funds advised by USTC, NA and UST Advisers, Inc.; (ii) certain regulatory approvals; and (iii) other customary closing conditions. The Sale will result in Bank of America controlling U.S. Trust and each of its subsidiaries, including the Adviser.

              DESCRIPTION OF THE NEW AGREEMENT AND CURRENT AGREEMENT.

              The Adviser has served as investment adviser of the Master Fund since its inception pursuant to the Current Agreement, which is dated June 26, 2003. The Current Agreement was approved by the Master Fund Board at a meeting held on June 26, 2003 and approved by the organizational member of the Master Fund (who was then the sole securityholder of the Master Fund) on June 26, 2003. After its initial term, the Current Agreement has been continued in effect annually by action of the Master Fund Board. Such continuance was last approved at a meeting held on June 21, 2006.

              The terms of the Current Agreement and the New Agreement are described generally below.

              ADVISORY  SERVICES.  Under the Current  Agreement,  the Adviser is
responsible for managing the investment activities of the Master Fund, subject to the supervision of the Master Fund Board, in a manner consistent with the
Master Fund's investment objective, policies and restrictions, and for determining the investments to be purchased and sold by the Master Fund. The Current Agreement also requires the Adviser to provide various other services, including, among others: to supervise the entities retained to provide accounting, custody and other services to the Master Fund; to respond to inquiries of members of the Master Fund regarding their investment and capital account balances; to assist in the preparation and mailing of subscription materials to prospective investors and of reports and other information to members of the Master Fund; to assist in the preparation of regulatory filings; to monitor compliance with regulatory filings; to review the accounting records of the Master Fund and to assist in the preparation of and review financial reports of the Master Fund; to review and arrange for the payment of Master Fund expenses; to coordinate and organize meetings of the Master Fund Board and meetings of members of the Master Fund, and to prepare materials and reports for use at meetings of the Master Fund Board; to assist the Master Fund in conducting repurchase offers; and to review subscription documents and to assist in the processing of subscriptions for interests in the Master Fund. The New Agreement requires that the Adviser provide the same services. Under both the Current Agreement and the New Agreement, the Adviser is authorized to enter into investment sub-advisory agreements with any registered investment adviser (a "Sub-Adviser") subject to approvals of the Master Fund Board and the members of the Master Fund and may delegate to the Sub-Adviser any or all of the investment advisory services to be provided by the Adviser. Additionally, under both the Current Agreement and the New Agreement, the Adviser is responsible for bearing all costs and expenses associated with its provision of services (including, but not limited to: expenses relating to the selection and monitoring of investments; fees of consultants or a Sub-Adviser retained by the Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents), and is required, at its own expense, to maintain such staff and to employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser.

              ADVISORY FEE. In consideration of services provided by the Adviser under the Current Agreement, the Master Fund pays the Adviser a quarterly advisory fee computed at the annual rate of 1.00% of the Master Fund's average monthly net assets determined as of start of business on the first business day of each month in the quarter, after adjustment for any subscriptions effective on such date. The advisory fee is payable in arrears. The same fee is payable to the Adviser under the New Agreement. For the fiscal year ended March 31, 2006, the Adviser received $2,844,351 in advisory fees from the Master Fund.

              LIABILITY AND INDEMNIFICATION. The Current Agreement requires that Adviser use its best efforts in the supervision and management of the investment activities of the Master Fund and in providing services, but provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Adviser (and its directors, officers and employees and its affiliates, successors or other legal representatives) shall not be liable to the Master Fund for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any of its affiliates or for any loss suffered by the Master Fund. In addition, the Current Agreement requires that the Master Fund indemnify the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any their duties with respect to the Master Fund, except those resulting from their willful malfeasance, bad faith or gross negligence or their reckless disregard of such duties, and in the case of criminal proceedings, unless they had reasonable cause to believe their actions unlawful. The provisions of the New Agreement relating to the liability of the Adviser and the Master Fund's obligation to indemnify the Adviser are the same as those of the Current Agreement.

              EFFECTIVE DATE AND TERM. The Current Agreement had an initial term expiring June 26, 2005, and provides for its continuance from year to year thereafter; provided that such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Master Fund, as defined by the 1940 Act and the rules thereunder, or by the Master Fund Board; and provided that such continuance is also approved by a majority of the managers of the Master Fund who are not parties to the agreement or "interested persons" (as defined by the 1940 Act and the rules thereunder) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The provisions of the New Agreement relating to the term of effectiveness of the New Agreement are the same as those of the Current Agreement, except that the New Agreement will become effective upon the Sale and will have an initial term expiring not more than two years from the date of execution of the New Agreement.

              TERMINATION. The Master Fund has the right, at any time and without payment of any penalty, to terminate the Current Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Master Fund Board or by the vote of a majority of the outstanding voting securities of the Master Fund (as defined by the 1940 Act and the rules thereunder). The Adviser has a similar right to terminate the Current Agreement upon sixty days' prior written notice to the Master Fund. In addition, the Current Agreement provides for its automatic termination in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder). The New Agreement has the same termination provisions.

              BOARD CONSIDERATION.

              At a meeting held on January 12, 2007, the New Agreement was approved by the Master Fund Board and by all of the Independent Managers of the Master Fund who were present at such meeting. In making its determination to approve the New Agreement and to recommend its approval by members of the Master Fund, the Master Fund Board considered all information it deemed reasonably necessary to evaluate the terms of the New Agreement and the ability of the Adviser to continue after the Sale to provide services to the Master Fund of the same scope and quality as are now provided. The Independent Managers of the Master Fund reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and personnel, operations and financial condition, and information regarding Bank of America. At the meeting, the Master Fund Board also met with representatives of the Adviser and with representatives of Bank of America and discussed various matters relating to: the operations of the Master Fund and the Adviser; the commitment of Bank of America to support the Adviser's business and operations; and Bank America's plans with respect to the management and offering of alternative investment products, including the Master Fund. Representatives of Bank of America assured the Master Fund Board that Bank of America does not anticipate that there will be any reduction or significant adverse change in the scope, nature or quality of the investment advisory or other services provided to the Master Fund by the Adviser under the New Agreement. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Agreement. They stated that no departures of personnel of the Adviser material to the Fund's operations are anticipated and that Bank of America's intention is to utilize the strengths and personnel of both organizations to develop a cohesive team. The Master Fund Board was also advised that the

Adviser will continue to provide investment advice with no material changes in operating conditions and, in particular, that the Sale will not adversely affect the ability of the Adviser to fulfill its obligations to the Master Fund. The representatives of Bank of America also noted that the Sale is being viewed by Bank of America as an opportunity to enhance Bank of America's offerings of alternative investment funds. Additionally, the Master Fund Board was assured that Schwab and Bank of America intend to comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act.

              Based  on its  review,  and  after  careful  consideration  of the factors discussed below, the Master Fund Board (including each of the Independent Managers of the Master Fund present at the meeting) determined that continuity and efficiency of advisory services after the Sale can best be assured by approving the New Agreement. In connection with the Master Fund Board's review, the Independent Managers of the Master Fund met in an executive session, during which they were advised by and had the opportunity to discuss with independent legal counsel various matters relating to the Sale and the New Agreement. The Master Fund Board believes that the New Agreement will enable the Master Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate and that approval of the New Agreement is in the best interests of the Master Fund and its members. No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the New Agreement.

              In connection with its deliberations, the Independent Managers of the Master Fund, with the assistance of independent legal counsel, requested, received and reviewed information regarding the New Agreement and relevant materials furnished by the Adviser, U.S. Trust and Bank of America. These materials included information regarding Bank of America and its management, history, qualifications, personnel, operations and financial condition and other pertinent information. In addition, the representations made by representatives of Bank of America were considered.

              In considering the New Agreement, the Master Fund Board considered the nature, extent and quality of operations and services to date provided by the Adviser to the Master Fund, which are expected to continue to be provided after the Sale. It also considered the fact that the Current Agreement and the New Agreement, including the terms relating to the services to be performed by the Adviser, and the fees payable by the Master Fund, are identical except for the term and date of its effectiveness. With respect to the fees payable under the New Agreement, the Master Fund Board compared the fees and overall expense levels of the Master Fund to those of competitive funds and other funds with similar investment objectives (including other funds advised by the Adviser and its affiliates). In evaluating the advisory fee, the Master Fund Board also took into account the complexity and quality of the investment management services required by the Master Fund. The Master Fund Board also considered the investment performance of the Master Fund, including comparisons of the Master Fund's performance to that of other similar funds, and the costs of services provided and the profits realized by the Adviser from its relationship with the Master Fund. The Master Fund Board considered the extent to which economies of scale in costs of providing services would be realized as the Master Fund grows and whether the fees payable to the Adviser pursuant to the New Agreement properly reflects these economies of scale for the benefit of investors. The benefits to the Adviser of its relationship with the Master Fund were also considered. The Master Fund Board viewed as significant the fact that the key personnel of the Adviser who provide investment advisory services to the Master Fund will continue to provide services to the Master Fund after the Sale, and the commitment of Bank of America to maintain the continuity of management functions and the services provided to the Master Fund. In addition to the foregoing, the Master Fund Board considered the expected financial condition and resources of the Adviser following the Sale in light of the business reputation and financial condition of Bank of America, and considered whether there are any aspects of the Sale likely to affect adversely the ability of the Adviser to retain and attract qualified personnel following the Sale and to otherwise provide services to the Master Fund.

              Possible alternatives to approval of the New Agreement were also considered by the Master Fund Board. During its review and deliberations, the Master Fund Board evaluated the potential benefits, detriments and costs to the Master Fund and Members of the Sale. The Master Fund Board determined that Members will likely benefit from the expected retention and the continued availability of the management expertise of the key personnel of the Adviser who now provide investment advice to the Master Fund. In addition, the Master Fund Board deemed it beneficial to the Master Fund to be affiliated with Bank of America for several reasons, including the expanded distribution capabilities that can be offered by Bank of America and the extensive investment, compliance and operations infrastructure that will be available as a result of the Sale.

              After consideration, the Master Fund Board noted its overall satisfaction with the nature, quality and extent of services provided by the Adviser and concluded that the Master Fund was receiving, and would continue to receive under the New Agreement, all services required from the Adviser and that these services were of high quality. The Master Fund Board also concluded that the Master Fund's performance compared favorably with the performance of similar registered funds, and determined that the fees and expense ratios of the Master Fund are within the range of the fees and expense ratios of similar funds. It also concluded that the profitability to the Adviser from its relationship with the Master Fund was not disproportionately large so that it bore no reasonable relationship to the services rendered and determined that, given the overall performance of the Master Fund and superior service levels, the current profitability was not excessive.

              One of the managers of the Master Fund has an interest in the approval of the New Agreement as a result of his financial interest in and position with the Adviser or its affiliates, as described above under the heading "The Adviser."

              REQUIRED VOTE.

              Approval of the New Agreement by members of the Master Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Master Fund, which, for this purpose, means the affirmative vote of the lesser of (1) Master Fund members representing more than 50% in interest of the outstanding interests in the Master Fund or (2) Master Fund members representing 67% or more in interest of the outstanding interests in the Master Fund present at a meeting called for the purpose of approving the New Agreement, if Master Fund members holding more than 50% in interest of the outstanding interests in the Master Fund are represented at such meeting in person or by proxy.

In connection with the vote of members of the Master Fund on the New Agreement, the Fund will vote its interest in the Master Fund proportionately for and against approval in accordance with the votes of Members at the Meeting for and against the proposal to approve the New Agreement. The only other holder of Master Fund interests is an offshore fund, which has determined to vote its interest in the Master Fund for and against approval of the New Agreement in the same proportion as the vote of the Fund. Thus, if Members representing 50% or more in interest of the outstanding Interests vote to approve the New Agreement (or if Members representing 67% or more in interest of the outstanding Interests vote to approve the New Agreement and Members holding more than 50% in interest of the outstanding Interests are represented at the Meeting), the New Agreement will be approved by members of the Master Fund. If the New Agreement is not approved by members of the Master Fund, the Master Fund Board will take such further action as it deems to be in the best interests of the Fund and Members.

              ADDITIONAL INFORMATION.

              The Adviser provides management services to the Fund pursuant to a management agreement between the Fund and the Adviser. Like the Current Agreement, this agreement also will terminate upon the Sale. At its meeting on January 12, 2007, the Board and all of the members of the Board who are not "interested persons," as defined by the 1940 Act, of the Fund (the "Independent Managers") who were present at such meeting approved a new management agreement between the Fund and the Adviser, which is the same as the currently effective management agreement except for the term and date of its effectiveness. This new agreement is not subject to approval by Members and will become effective upon the consummation of the Sale if the New Agreement is approved by members of the Master Fund. Pursuant to the management agreement, for the fiscal year ended March 31, 2006, the Adviser received $1,228,797 in advisory fees from the Fund.

              AIG Global Investment Corp. ("AIGGIC"), an Indirect Wholly-owned Subsidiary of American International Group, Inc. ("AIG"), Serves as the Investment Manager of the Master Fund, pursuant to a Sub-Advisory Agreement Entered Into Between the Adviser and Aiggic Dated September 2, 2003. Under This Agreement, AIGGIC Provides day-to-day investment management services to the master fund, subject to the general supervision of the Adviser. Because the sale will not result in a change of control of AIGGIC, the Sub-Advisory Agreement will not terminate upon the sale. At its meeting on January 12, 2007, the Master Fund Board and all of the Independent Managers of the Master Fund Who were present at such meeting approved the continuance of the Sub-advisory Agreement for an additional year.

              UST Securities Corp. ("UST Securities") serves as the Fund's placement agent and, in such capacity, offers Interests to investors in a private placement. Like the Current Agreement, and consistent with the requirements of the 1940 Act, the Fund's agreement with UST Securities also will terminate upon the Sale. At its meeting on January 12, 2007, the Board and all of the Independent Managers who were present at such meeting approved a new placement agent agreement between the Fund and UST Securities, which is the same as the currently effective placement agent agreement except for the term and date of its effectiveness. This new agreement is not subject to approval by Members and will become effective upon the consummation of the Sale if the New Agreement is approved by members of the Master Fund. UST Securities is not compensated by the Fund or the Adviser for its services as placement agent.

              J.D. Clark & Co., located at 2425 Lincoln Avenue, Ogden, Utah 84401, provides various administrative services to the Fund pursuant to an administrative, accounting and investor services agreement.

             THE BOARD, INCLUDING ALL OF THE INDEPENDENT MANAGERS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW AGREEMENT

--------------------------------------------------------------------------------
                                       9

                                   PROPOSAL 2

                              ELECTION OF MANAGERS

              At the Meeting, Members will vote on a proposal to elect four persons nominated by the Board to serve as Managers, all of whom currently serve as Managers. The nominees are: David R. Bailin, Virginia G. Breen, Jonathan B. Bulkeley and Thomas F. McDevitt. Ms. Breen and Messrs. Bulkeley and McDevitt, who are Independent Managers, have served as Managers since the Fund's inception and were elected to their positions by the organizational members of the Fund. The other nominee, Mr. Bailin, has served as a Manager since September 26, 2006 and was appointed by the Board to fill a vacancy created by the resignation of another Manager.

              Each of the nominees also serves as a manager of the Master Fund. Except for Mr. Bailin, each of such persons has served in such capacity since the inception of the Master Fund and was elected by the organizational member of the Master Fund. Mr. Bailin has served as a manager of the Master Fund since September 26, 2006 and was appointed by the Master Fund Board to fill a vacancy created by a resignation.

              The Board has determined to have each of the present Managers stand for election by Members at the Meeting to help assure continued compliance with 1940 Act provisions regarding the election of Managers. These provisions require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members. Because Mr. Bailin has not been elected by Members, if one of the other Managers now serving were to resign (or become unable to serve as a Manager), it would be necessary to call a special meeting of Members if the Board determined to elect a person to fill the vacancy (since under those circumstances only two of four Managers would have been elected by Members, which is less than the required two-thirds specified by the 1940 Act). The election of Managers at the Meeting will thus help avoid the need to call a special meeting of Members in the future and the related costs of such a meeting.

              The Master Fund Board has similarly determined that each of the persons now serving as members of the Master Fund Board should stand for election by members of the Master Fund.

              The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the four nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

              Information regarding the nominees for election as Managers, including brief biographical information, is set forth below.

                                             INDEPENDENT MANAGER NOMINEES
-----------------------------------------------------------------------------------------------------------------------
                                 (2)
                              POSITION(S)
                                 HELD            (3)                       (4)                            (5)
                               WITH THE     TERM OF OFFICE/        PRINCIPAL OCCUPATION(S)       NUMBER OF PORTFOLIOS
     (1)                     FUND AND THE   LENGTH OF TIME      DURING PAST 5 YEARS AND OTHER      IN FUND COMPLEX*
NAME, ADDRESS AND AGE         MASTER FUND       SERVED               DIRECTORSHIPS HELD                OVERSEEN
---------------------        ------------   --------------      -----------------------------     --------------------

Virginia G. Breen             Manager       Term-Indefinite/    Partner, Sienna Ventures (1/05-             4
c/o Excelsior Absolute                      Length - since      present); Partner, Blue Rock
Return Fund of Funds, LLC                   June 2003           (8/95 to present); also a
225 High Ridge Road                                             manager of Excelsior Buyout
Stamford, CT 06905                                              Investors LLC and Excelsior
                                                                LaSalle Property Fund Inc.
Age  42

Jonathan B. Bulkeley          Manager       Term-Indefinite/    CEO of Scanbuy, a wireless                  4
c/o Excelsior Absolute                      Length - since      software company (3/06 to
Return Fund of Funds, LLC                   June 2003           present); Managing Partner of
225 High Ridge Road                                             Achilles Partners (10/01 to
Stamford, CT 06905                                              3/06); Non-Executive Chairman
                                                                of QXL, PLC (2/98 to 2/05);
Age  46                                                         also a manager of Excelsior
                                                                Buyout Investors, LLC and
                                                                Excelsior LaSalle Property
                                                                Fund, Inc.

Thomas F. McDevitt            Manager       Term-Indefinite/    Managing Partner of Edgewood                4
c/o Excelsior Absolute                      Length - since      Capital Partners and President
Return Fund of Funds, LLC                   June 2003           of Edgewood Capital Advisors
225 High Ridge Road                                             (5/02 to present); Managing
Stamford, CT 06905                                              Director, Societe Generale
                                                                (6/98 to 3/02); also a manager
Age  50                                                         of Excelsior Buyout Investors
                                                                LLC and Excelsior LaSalle
                                                                Property Inc.

                                               INTERESTED MANAGER NOMINEE
-----------------------------------------------------------------------------------------------------------------------


                                 (2)            (3)
                              POSITION(S)     TERM OF                        (4)                         (5)
                                 HELD         OFFICE/              PRINCIPAL OCCUPATION(S)       NUMBER OF PORTFOLIOS
        (1)                    WITH THE      LENGTH OF          DURING PAST 5 YEARS AND OTHER      IN FUND COMPLEX*
NAME, ADDRESS AND AGE            FUND       TIME SERVED             DIRECTORSHIPS HELD                 OVERSEEN
---------------------        ------------   ------------        -----------------------------    --------------------


David R. Bailin**                Manager   Term-                Managing Director of U.S. Trust's           3
c/o United States Trust                    Indefinite/          Alternative Investment Division
Company, N.A.                              Length - since       (since 9/06); co-founder of Martello
225 High Ridge Road                        September 2006       Investment Management, a hedge fund-
Stamford, CT 06905                                              of-funds specializing in trading
                                                                strategies (2/02  to 9/06); Chief
Age  47                                                         Operating Officer and Partner of
                                                                Violy, Byorum and Partners, LLC,
                                                                an investment banking firm focusing
                                                                on Latin America (1/00 to 1/02).

* The "Fund Complex" consists of the Fund, the Master Fund, Excelsior Buyout Investors, LLC and Excelsior LaSalle Property Fund, Inc.
** An "interested person," as defined by the 1940 Act, of the Fund and the Master Fund because of his affiliation with the Adviser and its affiliates.

              In addition to Mr. Bailin, set forth below is the name and certain biographical information for each of the Fund's other executive officers, as reported by them to the Fund.

                                                     OFFICERS OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------


                                 (2)            (3)
                              POSITION(S)     TERM OF                        (4)                          (5)
                                 HELD         OFFICE/              PRINCIPAL OCCUPATION(S)        NUMBER OF PORTFOLIOS
        (1)                    WITH THE      LENGTH OF          DURING PAST 5 YEARS AND OTHER       IN FUND COMPLEX
NAME, ADDRESS AND AGE            FUND       TIME SERVED             DIRECTORSHIPS HELD                  OVERSEEN
---------------------        ------------   ------------        -----------------------------     --------------------

Robert F. Aufenanger          Chief         Term -              President and Director, UST                N/A
United States Trust Company,  Financial     Indefinite          Advisers, Inc.  (12/05 to present);
National Association          Officer       Length -            Senior Vice President, Alternative
114 W. 47th Street            and           Since July          Investments Division,  USTCNA (4/06
New York, NY 10036            Treasurer     2003                to present); Senior Vice President,
                                                                Chief Financial Officer and
                                                                Treasurer, Alternative Investments
Age: 52                                                         Division, USTCNA (4/03 to 3/06);
                                                                Chief Financial Officer, Treasurer
                                                                and Director, U.S. Trust Hedge Fund
                                                                Management, Inc. (7/03 to present);
                                                                Consultant to private equity funds
                                                                (1/02 to 3/03); Chief Financial
                                                                Officer, Icon Holding Corp. (12/99
                                                                to 12/01).

Hiam Arfa                     Chief         Since               Mr. Arfa is a Senior Vice                  N/A
United States Trust Company,  Compliance    October 2006        President of United Stated Trust
National Association          Officer                           Company, National Association and
114 W. 47th Street                                              Chief Compliance Officer of the
New York, NY 10036                                              Excelsior Investment Funds.
                                                                Prior to that, Mr. Arfa served as
Age: 47                                                         associate director of compliance
                                                                for Bear Stearns Asset
                                                                Management. From August 1998 to
                                                                November 2004, Mr. Arfa served as
                                                                vice president of regulatory
                                                                compliance for JP Morgan Asset
                                                                Management.

              BOARD MEETINGS AND COMMITTEES.

              The only standing committee of the Board is the Audit Committee. The members of the Audit Committee are: Virginia G. Breen, Jonathan B. Bulkeley and Thomas F. McDevitt, constituting all of the Independent Managers. Ms. Breen has been designated as the chair of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit 2.

              The function of the Audit Committee, pursuant to its adopted written charter, most recently revised and approved by the Board on June 26, 2003, is to: (a) assist the Board in its oversight of the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assist the Board in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) select, oversee and set the compensation of the Fund's independent auditor and to act as liaison between the auditor and the full Board.

              During the most recent fiscal year of the Fund, which ended on March 31, 2006, the Board held four regular meetings and one special meeting and the Audit Committee held five meetings. Each Manager attended at least 75% of the total number of meetings of the Board and, if a member of the Audit Committee, of the Audit Committee, held during the fiscal year (or during the Manager's period of service if not a Manager for the full fiscal year).

              AUDIT COMMITTEE REPORT

              In discharging its duties, during the 2006 fiscal year the Audit Committee has met with and held discussions with Fund management and with the Fund's then-serving independent registered public accounting firm, Deloitte & Touche LLP ("D&T"). D&T has represented that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). D&T provided to the Audit Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with representatives of D&T their firm's independence with respect to the Fund.

              Members  are  reminded,  however,  that the  members  of the Audit
Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and D&T. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent."

              Based on the Audit Committee's review and discussions of the audited financial statements of the Fund for the fiscal year ended March 31, 2006 with Fund management and D&T, the Audit Committee approved the inclusion of the audited financial statements of the Fund for the fiscal year ended March 31, 2006 in the Fund's Annual Report.

              The Master  Fund  Board has an Audit  Committee  comprised  of the
Independent   Managers  of  the  Master  Fund,  with   substantially   the  same
responsibilities, and substantially the same Audit Committee charter.

                  During the most recent fiscal year of the Master Fund, which ended on March 31, 2006, the Master Fund Board held four regular meetings and one special meeting and the Audit Committee of the Master Fund held five meetings. Each member of the Master Fund Board attended at least 75% of the total number of meetings of the Master Fund Board and, if a member of its Audit Committee, of the Audit Committee of the Master Fund Board, held during the fiscal year (or during the Master Fund Board member's period of service if not a member of the Master Fund Board for the full fiscal year).

              In discharging its duties, during the 2006 fiscal year the Master Fund Board's Audit Committee has met with and held discussions with Master Fund management and with D&T. D&T has represented that the Master Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Master Fund Board's Audit Committee also has discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). D&T provided to the Master Fund Board's Audit Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Master Fund Board's Audit Committee discussed with representatives of D&T their firm's independence with respect to the Master Fund.

              Based on the Master Fund Board's Audit Committee's review and discussions of the audited financial statements of the Master Fund for the fiscal year ended March 31, 2006 with Master Fund management and D&T, the Master Fund Board's Audit Committee approved the inclusion of the audited financial statements of the Master Fund for the fiscal year ended March 31, 2006 in the Master Fund's Annual Report.

              The Board does not have a standing nominating committee or a nominating committee charter, because the Board does not generally consider nominations for Independent Managers, except in special circumstances, such as the nomination of a candidate by a Member (as described below), or in the event of a vacancy or other inability to serve by an existing Independent Manager. In such circumstances, all of the Independent Managers will serve as the nominating committee and will identify potential nominees through their network of contacts and may also engage, if they deem appropriate, a professional search firm. The Independent Managers will meet to discuss and consider such candidates' qualifications and then choose a candidate by majority vote. The Independent Managers will consider, among other factors: whether or not the person is an "interested person," as defined in the 1940 Act, of the Fund, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Manager; whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser, service providers or their affiliates; the contribution which the person can make to the Board, with consideration being given to the person's business and professional experience, education and such other factors as the Independent Managers may consider relevant; and the character and integrity of the person.

              As noted above, the nominating committee (when assembled) may consider nominees recommended by Members. Members who wish to recommend a nominee should send such recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Managers. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Members.

              The Master Fund Board does not have a standing nominating committee or a nominating committee charter for the same reasons set forth above with respect to the Board, and will consider the same factors in connection with nominations for Independent Managers of the Master Fund as the Board does with respect to nominations for Independent Managers. In the event that such a committee is required, the Independent Managers of the Master Fund will meet and make analogous considerations with respect to Master Fund Board nominees, and members of the Master Fund who wish to recommend a nominee should send such recommendations to the Master Fund's Secretary containing all requisite information and an analogous written consent of the individual nominee.

              MANAGER COMPENSATION.

              The following table sets forth certain information regarding the compensation received by the Independent Managers for the fiscal year ended March 31, 2006 from the Fund and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser (the "Fund Complex"). No compensation is paid by the Fund to Managers who are "interested persons," as defined by the 1940 Act, of the Fund.

                            BOARD COMPENSATION TABLE

                                                      (3)                                           (5)
                                 (2)              PENSION OR                  (4)            TOTAL COMPENSATION
        (1)                   AGGREGATE       RETIREMENT BENEFITS       ESTIMATED ANNUAL     FROM FUND AND FUND
   NAME OF PERSON         COMPENSATION FROM    ACCRUED AS PART OF        BENEFITS UPON        COMPLEX PAID TO
      POSITION                  FUND             FUND EXPENSES             RETIREMENT             MANAGERS*
---------------------     -----------------   -------------------      ----------------      -------------------

Virginia G. Breen,              $20,000                0                       0                 $57,250 (4)
Manager

Jonathan B. Bulkeley,           $15,500                0                       0                 $52,500 (4)
Manager

Thomas F. McDevitt              $17,500                0                       0                 $54,750 (4)
Manager


* The total compensation paid to such persons by the Fund and Fund Complex for the calendar year ended December 31, 2006. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation.

              Currently, the Independent Managers are each paid an annual retainer of $7,000 ($8,000 for the Chairperson of the Board and $7,500 for the Chairperson of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board ($2,500 for the Chairperson of the Board); $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $750 for each Audit Committee meeting (whether held in-person or by telephone). The Independent Managers are also reimbursed for travel-related expenses. The Board does not have a compensation committee.

              No compensation is paid by the Master Fund to members of the Master Fund Board.

              NOMINEE EQUITY OWNERSHIP.

              The following table sets forth, as of December 31, 2006, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Fund and the Master Fund, and of all registered investment companies overseen by the nominee within the same family of investment companies as the Fund and the Master Fund.

                                                                                           (3)
                                                 (2)                          AGGREGATE DOLLAR RANGE OF EQUITY
                                          DOLLAR RANGE OF                    SECURITIES OF ALL FUNDS OVERSEEN OR
             (1)                   EQUITY SECURITIES TO BE OVERSEEN                 BY NOMINEE IN FAMILY OF
       NAME OF NOMINEE            OF THE FUND AND OF THE MASTER FUND                 INVESTMENT COMPANIES
       ---------------            ----------------------------------                 --------------------

Virginia G. Breen                                None                                        None

Jonathan B. Bulkeley                             None                                        None

Thomas F. McDevitt                               None                                        None

David R. Bailin                                     None                                        None

              As of December 31, 2006, none of the Independent Managers, nor the immediate family members of the Independent Managers, beneficially owned or owned of record securities of the Adviser or of any persons directly or indirectly controlling, controlled by or under common control with the Adviser or AIGGIC.

              SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

               Section 16(a) of the Securities Exchange Act of 1934 Act (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser and officers of the Fund ("Reporting Persons") to file with the Securities and Exchange Commission ("SEC") reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2006 has complied with applicable filing requirements, except that reports filed by James L. Bailey and Lee A. Gardella were not timely filed. Similarly, the Fund believes that each of the members of the Master Fund Board, beneficial owners of more than 10% of the equity securities of the Master Fund, the Adviser and officers of the Master Fund ("Master Fund Reporting Persons") who was a Master Fund Reporting Person during the fiscal year ended March 31, 2006 has complied with applicable filing requirements, except that reports filed by James L. Bailey and Lee A. Gardella were not timely filed.

               INDEPENDENT PUBLIC ACCOUNTANTS.

               The engagement of D&T as the independent registered public accounting firm ("Independent Auditors") of the Fund and the Master Fund for the fiscal year ending March 31, 2007, was approved by the Audit Committees of the Fund and Master Fund, and the selection of D&T was approved by the Board and Master Fund Board, including the separate vote of all of the Independent Managers and Independent Managers of the Master Fund, respectively, at meetings of the Audit Committees and the Board and Master Fund Board held on June 21, 2006. D&T, with offices at Two World Financial Center, New York, New York, 10281, has served in such capacity since October 28, 2004.

               The Fund and the Master Fund were advised by D&T in a letter received December 11, 2006 that, effective upon the closing date of the Sale, D&T will no longer be able to serve as the Independent Auditors of the Fund or the Master Fund or provide any attest services to the Fund or the Master Fund. In view of this, the Fund and the Master Fund requested, and received, a presentation from PricewaterhouseCoopers ("PwC") on January 12, 2007. The Board and the Master Fund Board and their Audit Committees requested that the officers of the Fund and Master Fund continue to work and negotiate with PwC, pending the outcome of the Sale.

               D&T's reports on the financial statements of the Fund and Master Fund for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund or Master Fund and D&T on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

               The Fund or Master Fund did not consult with PwC during its fiscal years ended March 31, 2006, 2005 and 2004 on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Fund's or Master Fund's financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of disagreement or a reportable event as defined in Item 304 of Regulation S-K.

              Since the Fund and Master Fund comply with the provisions of Rule 32a-4 of the 1940 Act, they are not required to submit the selection of independent auditors to shareholders for ratification. Representatives of D&T are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

              AUDIT FEES.

              For the fiscal years ended March 31, 2005 and March 31, 2006, the aggregate fees billed by D&T for professional services rendered for the annual audit of the Fund's financial statements were $29,000 and $45,118, respectively.

              For the fiscal years ended March 31, 2005 and March 31, 2006, respectively, the aggregate fees billed by D&T for professional services rendered for the annual audit of the Master Fund's financial statements were $45,000 and $78,245, respectively.

              AUDIT-RELATED FEES.

              For the fiscal years ended March 31, 2005 and March 31, 2006, there were no fees billed by D&T for assurance and related services reasonably related to the performance of the annual audit of the Fund's or the Master Fund's financial statements.

              During their regularly-scheduled periodic meetings, the Audit Committees of the Fund and the Master Fund pre-approve all audit, audit-related, tax and other services to be provided by the Independent Auditors to the Fund and the Master Fund, respectively. Each Audit Committee has delegated pre-approval authority to its chairperson for any subsequent new engagements that arise between regularly scheduled meeting dates, provided that any such pre-approved fees are presented to the Audit Committee at its next regularly scheduled meeting.

              TAX FEES.

              For the fiscal years ended March 31, 2005 and March 31, 2006, there were no fees billed by D&T for tax return preparation and other tax-related services with respect to the Fund or the Master Fund.

              ALL OTHER FEES.

              For the fiscal years ended March 31, 2005 and March 31, 2006, there were no fees billed by D&T for services provided to the Fund or the Master Fund other than those described above.

              AGGREGATE NON-AUDIT FEES.

              For the fiscal years ended March 31, 2005 and March 31, 2006, the non-audit fees billed by D&T for services rendered to: the Fund, the Master Fund, the Adviser and any control person of the Adviser that provides ongoing services to the Fund and the Master Fund were $618,675 and $754,000, respectively.

              All such services provided to the Adviser and any such control person were pre-approved by each of the Audit Committees of the Fund and the Master Fund.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
                         VOTE "FOR" EACH OF THE NOMINEES
--------------------------------------------------------------------------------

II.      VOTING INFORMATION.
         ------------------

              REVOCATION OF PROXIES AND ABSTENTIONS.

              A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy; (iii) attending the
Meeting and voting in person; or (iv) notifying the Fund of revocation via Internet or by touch-tone telephone.

              If a proxy (i) is properly executed and returned marked with an abstention (with respect to Proposal 1) or is accompanied by instructions to withhold authority to vote (with respect to Proposal 2), or (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, "abstentions"), the Interest represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. Abstentions will have the effect of a vote "AGAINST" approval of Proposal 1, but will have no effect on the outcome of voting on Proposal 2.

              QUORUM REQUIREMENTS.

              A quorum of Members is necessary to hold the valid Meeting. If Members holding Interests representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

              ADJOURNMENTS.

              If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to propose an adjournment in such event, the following factors may be considered: the nature of the Proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Members with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of Members present in person or by proxy at the Meeting. If a quorum is present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposals against such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called. An abstention will be treated as a vote for adjournment.


III.     OTHER MATTERS AND ADDITIONAL INFORMATION
         ----------------------------------------

              OTHER BUSINESS AT THE MEETING.

              The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

              FUTURE MEMBER PROPOSALS.

              Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund at c/o the Adviser, 225 High Ridge Road, Stamford, Connecticut 06905.

              COMMUNICATION WITH THE BOARD.

              Members wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at its principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

              APPRAISAL RIGHTS.

              Members do not have any appraisal rights in connection with the Proposals.

              RESULTS OF VOTING.

              Members will be informed of the results of voting at the Meeting in the Fund's next annual report, which will be sent to Members on or before May 30, 2007.

              EXPENSES.

              All of the expenses of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures, and the fee and expenses of the proxy solicitor, are being paid by the Adviser.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE

IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                        By Order of the Board of Managers




                        /s/ David R. Bailin
                        -----------------------------------------
                        Name: David R. Bailin
                        Title:  Manager

                        Dated:  [_______________]

                                    EXHIBIT 1

                          INVESTMENT ADVISORY AGREEMENT


              THIS INVESTMENT ADVISORY AGREEMENT is made and executed the __ day of ___________, 2007, by and between Excelsior Absolute Return Fund of Funds Master Fund, LLC, a Delaware limited liability company (the "Fund"), and U.S. Trust Hedge Fund Management, Inc., a North Carolina corporation (the "Investment Adviser").

              WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company, and the Investment Adviser is an investment adviser registered as such under with the Commission under the Investment Advisers Act of 1940; and

              WHEREAS, the Fund desires to retain the Investment Adviser to act as its investment adviser pursuant to this Agreement; and

              WHEREAS, the Investment Adviser desires to be retained to act as investment adviser to the Fund pursuant to this Agreement;

              NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed, by and between the parties, as follows:

              1. The Fund hereby retains the Investment Adviser to:

                 (a) act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board"), manage the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Confidential Memorandum of the Fund and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Fund is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Fund's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Sub-Managers"), and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses


                                  Exhibit 1 - 1
and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request; and

                 (b) provide, and the Investment Adviser hereby agrees to provide, certain management, administrative and other services to the Fund. Notwithstanding the appointment of the Investment Adviser to provide such services hereunder, the Board shall remain responsible for supervising and controlling the management, business and affairs of the Fund. The management, administrative and other services to be provided by the Investment Adviser shall include:

                    (i)      providing office space, telephone and utilities;

                    (ii) providing administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

                    (iii) supervising the entities which are retained by the Fund to provide administration, custody and other services to the Fund;

                    (iv) handling investor inquiries regarding the Fund and providing investors with information concerning their investments in the Fund and capital account balances;

                    (v) monitoring relations and communications between investors and the Fund;

                    (vi)     assisting   in  the   drafting   and   updating  of
                             disclosure documents relating to the Fund and assisting in the preparation of offering materials;

                    (vii) maintaining and updating investor information, such as change of address and employment;

                    (viii)   assisting  in  the   preparation   and  mailing  of
                             investor subscription documents and confirming the receipt of such documents and funds;

                    (ix) assisting in the preparation of regulatory filings with the Securities and Exchange Commission and state securities regulators and other Federal and state regulatory authorities;

                    (x) preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;

                    (xi) monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions as established by the Board;


                                  Exhibit 1 - 2

                    (xii) reviewing accounting records and financial reports of the Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's accounting agent and independent auditors;

                    (xiii) assisting in the preparation and filing of tax returns;

                    (xiv) coordinating and organizing meetings of the Board and meetings of the members of the Fund, in each case when called by such persons;

                    (xv)     preparing   materials   and   reports  for  use  in
                             connection with meetings of the Board;

                    (xvi) maintaining and preserving those books and records of the Fund not maintained by any Sub-advisers (as defined in Paragraph 2 below) of the Fund or the Fund's administrator, accounting agent or custodian (which books and records shall be the property of the Fund and maintained and preserved as required by the 1940 Act and the rules thereunder and shall be surrendered to the Fund promptly upon request);

                    (xvii) reviewing and arranging for payment of the expenses of the Fund;

                    (xviii) assisting the Fund in conducting offers to members of the Fund to repurchase member interests;

                    (xix) reviewing and approving all regulatory filings of the Fund required under applicable law;

                    (xx) reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Fund;

                    (xxi) providing the services of persons employed by the Investment Adviser or its affiliates who may be appointed as officers of the Fund by the Board; and

                    (xxii) assisting the Fund in routine regulatory examinations, and working closely with any counsel retained to represent the members of the Board who are not "interested persons," as defined by the 1940 Act and the rules thereunder (the "Independent Managers") of the Fund in response to any litigation, investigations or regulatory matters.

              2. Provided that the Fund shall not be required to pay any compensation for services other than as provided by the terms of this Agreement, the Investment Adviser is authorized: (i) to obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management


                                  Exhibit 1 - 3
services; and (ii) to enter into investment sub-advisory agreements with any registered investment adviser (a "Sub-Adviser"), subject to such approvals of the Board and members of the Fund ("Members") as may be required to comply with applicable provisions of the 1940 Act, delegating any or all of the investment advisory services required to be provided by the Investment Adviser under Paragraph 1(a) hereof, subject to the supervision of the Investment Adviser.

              3. Without limiting the generality of paragraph 1 hereof, the Investment Adviser (and, if applicable, the Sub-Adviser) shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Investment Adviser (or the Sub-Adviser) considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Fund using a multi-manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Investment Adviser (or the Sub-Adviser) to the discretionary management of one or more Sub-Managers, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Sub-Managers, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Sub-Manager. The Investment Adviser (or the Sub-Adviser) may, subject to such procedures as may be adopted by the Board, use affiliates of the Investment Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

              4. ADVISORY FEE; EXPENSES

                 (a) In consideration for the provision by the Investment Adviser of its services hereunder and the Investment Adviser's bearing of certain expenses, the Fund will pay the Investment Adviser a quarterly fee of 0.25% (1.00% on an annualized basis) of the Fund's "net assets" (the "Advisory Fee"). "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of interests.

                 (b) The Advisory Fee will be computed based on the average monthly net assets of the Fund as of the start of business on the first business day of each month in the quarter, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such calendar quarter.



                                  Exhibit 1 - 4

                 (c) The Investment Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Portfolio Managers; fees of consultants or a Sub-Adviser retained by the Investment Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Investment Adviser or furnished to the Fund under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser or made available to the Investment Adviser.

              5. The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

              6. Except as provided herein or in another agreement between the Fund and the Investment Adviser, the Fund shall bear all of its own expenses, including: all investment related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the fee payable to the Investment Adviser; fees and travel-related expenses of members of the Board (the "Managers") who are not employees of the Investment Adviser or any affiliated person of the Investment Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

              7. The compensation provided to the Investment Adviser pursuant to paragraph 4(a) hereof shall be the entire compensation for the services provided to the Fund and the expenses assumed by the Investment Adviser under this Agreement.

              8. The Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be


                                  Exhibit 1 - 5
liable to the Fund for any error of judgment, for any mistake of law, for any act or omission by the Investment Adviser or any of the Affiliates or by any Sub-Adviser or Sub-Manager or for any loss suffered by the Fund.

              9. (a) The Fund shall indemnify the Investment Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Investment Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

                  (b) Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

              10. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.


                                  Exhibit 1 - 6

              11. This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to this paragraph, this Agreement shall remain in effect for a period of two (2) years from such date and shall continue in effect from year to year thereafter, so long as such continuance shall be approved at least annually by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Investment Adviser, either by majority vote of the Board or by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder. The Investment Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund. This Agreement shall automatically terminate in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

              12. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

              13. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of
Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

              14. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

              15. The Fund represents that this Agreement has been duly approved by the Board, including the vote of a majority of the Independent Managers, and by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

              16. The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

              17. This Agreement embodies the entire understanding of the parties.

         {THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK}




                                  Exhibit 1 - 7

              IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.


                                           EXCELSIOR ABSOLUTE RETURN FUND OF
                                           FUNDS MASTER FUND, LLC



                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           U.S. TRUST HEDGE FUND MANAGEMENT,
                                           INC.



                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                  Exhibit 1 - 8

                                    EXHIBIT 2

                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee of the Board of Managers of Excelsior Absolute Return Fund of Funds, LLC, (the "Fund") shall be composed entirely of independent managers, each of whom shall have no relationship to the Fund or its investment adviser (the "Adviser"), administrator or custodian that may interfere with the exercise of his or her independence from management and the Fund. Membership of the Audit Committee shall be determined by the full Board from time to time at its sole discretion.

2. The Audit Committee shall meet at least once a year and is empowered to hold special meetings as circumstances require.

3.   The purposes of the Audit Committee are to:

     (a) assist the Board in its oversight of the Fund's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

     (b) assist the Board in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (c) select, oversee and set the compensation of the Fund's independent auditor (the "Auditor") and to act as liaison between the Auditor and the full Board of Managers.

         The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor's responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board of Managers and the Audit Committee, as representatives of the members of the Fund.

4.   The Auditor shall report directly to the Audit Committee.

5. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a)  SELECTION OF AUDITOR.

          (i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including whether the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates.

               The  Audit   Committee   shall  review  the  Auditor's   specific
               representations as to its independence.

          (ii) The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

     (b)  MEETINGS WITH AUDITORS.

          The Audit Committee shall meet with the Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used; (iii) to discuss  any  matters of  concern  relating  to the  Fund's  financial statements, including (a) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iv) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences; (v) to provide the Auditor the opportunity to report all non-audit services provided to any entity in the "investment company complex"(2) that were not pre-approved by the Audit Committee; (vi) in accordance with Statement of Auditing Standards No. 61, as amended, to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers;
          (vii) to review the form of written opinion the Auditor proposes to render to the Board and members of the Fund; and (viii) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

     (c)  CHANGE IN ACCOUNTING PRINCIPLES.

          The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.

     (d)  PRE-APPROVAL REQUIREMENTS.

          (i) PRE-APPROVAL REQUIREMENTS. Before the Auditor is engaged by the Fund to render audit or non-audit services, EITHER:

                 a.   The  Audit  Committee   shall   pre-approve  all  auditing
                      services and permissible non-audit services (E.G., tax services) provided to the

-------------------
(2) "Investment Company Complex" means the Fund, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Fund or Adviser.

                                  Exhibit 2 - 2

                    Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

                 b. The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee's responsibilities to the Adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

          (ii) DE MINIMIS EXCEPTIONS TO PRE-APPROVAL REQUIREMENTS. Pre-Approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

          (iii) PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE ADVISER AND CERTAIN CONTROL PERSONS. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the Auditor's engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Fund.

                 APPLICATION OF DE MINIMIS EXCEPTION: The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditor by the Fund and any other entity that has its services approved under this Section (I.E., the Adviser or any control person).

          (iv) The pre-approval requirements set forth above are optional to the extent that any engagement is entered into with the Auditor prior to May 6, 2003 (the effective date of the Securities and Exchange Commission ("SEC")


                                  Exhibit 2 - 3
                 regulations establishing such requirements). (3) Engagements entered into prior to May 6, 2003, are subject to any limitations set forth in the transition and grandfathering provisions in the SEC rules.

     (e) PROHIBITED ACTIVITIES OF THE AUDITOR. An auditor who is performing the audit for the Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:

               (1) bookkeeping or other services related to the accounting records or financial statements of the Fund;

               (2)  financial information systems design and implementation;

               (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

               (4)  actuarial services;

               (5)  internal   audit   outsourcing   services;

               (6)  management functions or human resources;

               (7) broker or dealer, investment adviser, or investment banking services;

               (8)  legal services and expert  services  unrelated to the audit;
                    and

               (9)  any  other  service  that  the  Public  Company   Accounting
                    Oversight Board determines, by regulation, is impermissible.

          The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

     (f)  Investigate   improprieties   or  suspected   improprieties   in  Fund
          operations.

     (g) Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

6. The Audit Committee shall have the opportunity to meet with the Treasurer of the Fund and with personnel of the Adviser.

7. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

-------------------
(3) The final rules adopted by the Securities and Exchange Commission relating to pre-approval requirements are set forth in Strengthening the Commission's Requirements Regarding Auditor Independence, Release No. IC 25915 (Jan. 28,
2003).


                                  Exhibit 2 - 4

8. The Audit Committee shall review this Charter on an annual basis and recommend any changes to the full Board of Managers.


Dated:
      -------------------


                                  Exhibit 2 - 5

                   EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC

                        PROXY SOLICITED ON BEHALF OF THE
                            BOARD OF MANAGERS FOR THE
             SPECIAL MEETING OF MEMBERS TO BE HELD ON MARCH 15, 2007

              The undersigned hereby appoints Ralph A. Pastore and Robert F. Aufenanger, jointly and severally, as proxies ("Proxies"), with full power to appoint one or more substitutes, and hereby authorizes them to represent and to vote, as designated below, the interest in Excelsior Absolute Return Fund of Funds, LLC (the "Fund") held of record by the undersigned on January 12, 2007 at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut 06905 on March 15, 2007 at 10:00 a.m. (Eastern Standard time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interest in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated [------], 2007.

              The Board of Managers recommends a vote "FOR" Proposal 1 and "FOR ALL" of the nominees.

INSTRUCTIONS: Check ONE of the boxes for each Proposal.
------------        ---



----------------------------- -------------------------------- --------------------------- -------------------------------
1.  APPROVAL OF NEW                                               AGAINST               ABSTAIN
INVESTMENT ADVISORY                         FOR
AGREEMENT                                   [  ]                   [  ]                    [  ]

----------------------------- --------------------------------------------------------------------------------------------
2.  ELECTION OF               o        Mark "FOR" if you wish to vote for all nominees.
MANAGERS                      o        Mark "WITHHOLD AUTHORITY" if you wish to withhold authority for all nominees.
                              o        Mark "FOR ALL EXCEPT" below and write on the lines below the number(s) of the individual nominee(s) for whom you wish to withhold authority.

                                                                   WITHHOLD
                                          FOR ALL                  AUTHORITY             FOR ALL EXCEPT*
                                          [  ]                       [  ]                    [  ]


NOMINEES:                     01 - David R. Bailin                02 - Virginia G. Breen
                              03 - Jonathan B. Bulkeley           04 - Thomas F. McDevitt
                              * To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the Nominee's number on the line below.

                              ---------------------------------------------



3.  IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
----------------------------- --------------------------------------------------------------------------------------------


PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

If this proxy is properly executed and received by the Fund prior to the Meeting, the interests in the Fund represented hereby will be voted in the manner directed on this proxy card. If not otherwise specified, this proxy will be voted "FOR" Proposal 1 and "FOR ALL" nominees for election as managers.

PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. INDIVIDUALS, JOINT TENANTS AND IRA INVESTORS, PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. WITH RESPECT TO ENTITY INVESTORS, EACH PERSON REQUIRED TO SIGN UNDER THE INVESTOR'S GOVERNING DOCUMENTS MUST SIGN. EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD GIVE THEIR FULL TITLE. IF MORE THAN ONE AUTHORIZED SIGNATORY IS REQUIRED, EACH SIGNATORY SHOULD SIGN. IF INTERESTS IN THE FUND ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.


-------------------------------------------------------------------------------


------------------------------------    ---------------------------------------
Signatory     (Please sign)             Additional Signatory   (Please sign,
Name:                                   Name:                  if applicable)
Title:                        Date:     Title:                          Date:
-------------------------------------------------------------------------------



                                                             Control Number:

                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC



      TO VOTE BY INTERNET                      TO VOTE BY TELEPHONE                   TO VOTE BY MAIL
       -------------------                     --------------------                   ---------------
o  Read the Proxy Statement and have       o   Read the Proxy Statement            o  Read the Proxy Statement
   this card at hand                           and have this card at hand          o  Check the appropriate
o  Log on to www.proxyweb.com              o   Call toll-free at                      boxes on this proxy card
o  Follow the on-screen instructions           1-888-221-0697                      o  Sign, date and return
o  Do NOT mail this proxy card             o   Follow the recorded                    this proxy card
                                               instructions                        o  Mail your completed
                                           o   Do NOT mail this proxy card            proxy card in the enclosed
                                                                                      envelope


                     PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
          DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE


ONLY PROPERLY-EXECUTED PROXIES RECEIVED BEFORE THE MEETING WILL BE VOTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.